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                      Prudential Pacific Growth Fund, Inc.
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                       SUPPLEMENT DATED November 22, 2000
                       PROSPECTUS DATED January 19, 2000

The following supplements the information contained in the Prospectus on page 13 under 'How the Fund is Managed--Investment Adviser':

   In a Supplement to the Fund's Prospectus dated August 30, 2000, shareholders were notified of a proposal that would allow the Fund's Manager, with Board of Director approval, to employ new subadvisers for the Fund. In accordance with that action, on November 15, 2000, the Board of the Fund approved the selection of Jardine Fleming International Management Inc. ('JF International') as investment adviser to the Fund, effective January 1, 2001. The Fund's current investment adviser, Jennison Associates LLC, will terminate its services to the Fund at the close of business on December 31, 2000. The selection of JF International as the Fund's new investment adviser is subject to shareholder approval at a meeting that is expected to occur on or about January 31, 2001. There will be no increase in the Fund's management fee as a result of the appointment of a new investment adviser.

   JF International is a registered investment adviser and an affiliate of Chase Fleming Asset Management, which was formed as a result of the acquisition of Robert Fleming Holdings Limited by The Chase Manhattan Corporation on August 1, 2000. Chase Fleming Asset Management carries out its business activities in the Asia Pacific region under the name JF Asset Management. As of September 30, 2000, JF Asset Management's total assets under management were $42.2 billion.
JF Asset Management's address is 46th Floor, Jardine House, 1 Connaught Place, Central, Hong Kong.
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